UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

HALL CHADWICK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42962	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 North Bridge Road #18-06 High Street Centre Singapore	179094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-90882642

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	HCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	HCACR	The Nasdaq Stock Market LLC

Item 1.01 Entry Into a Material Definitive Agreement.

As previously announced, on May 31, 2026, Hall Chadwick Acquisition Corp. (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with HCAC Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and REEcycle Holdings, Inc., a Delaware corporation (“REEcycle”).

PIPE Investment

In connection with the Business Combination, the Company is seeking to consummate a private investment in public equity (“PIPE Investment”). On September 30, 2026, the Company entered into binding subscription agreements with certain entities, each controlled and/or managed by one of (i) Michael McMullen, a director of REEcycle, (ii) Richard Albarran, a member of the Company’s advisory team and partner of Hall Chadwick (NSW) Pty Ltd (“HC NSW”), and (iii) Drew Townsend, a member of the Company’s advisory team and partner of HC NSW, pursuant to which such entities agreed to purchase an aggregate of 210,000 shares of Domesticated HCAC Common Stock (as defined in the Business Combination Agreement) at $10.00 per share for aggregate gross proceeds of $2.1 million, conditional only upon the closing of the Business Combination (collectively, the “Initial Subscription Agreements”). The Initial Subscription Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Cohen & Company Capital Markets is engaged as the placement agent for the PIPE Investment, and the Company is obligated under the Business Combination Agreement to use reasonable best efforts to satisfy the closing conditions of any subscription agreements. Any investment with other potential investors may not be consummated on the same terms as the Initial Subscription Agreements, or at all. The PIPE Investment, if consummated, will result in the issuance of additional shares of Domesticated HCAC Common Stock, which will have a dilutive effect on non-redeeming shareholders.

Since the consummation of its initial public offering on November 24, 2025, the Company has not entered into any material financing transactions other than the private placement units sold concurrently with the initial public offering and the ongoing PIPE Investment described above.

The securities to be issued pursuant to the Initial Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the purchasers in the Initial Subscription Agreements. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

A copy of the form of the Initial Subscription Agreement is attached as Exhibit 10.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated into this Current Report by reference is a copy of the form of the second investor presentation that the Company and REEcycle have prepared for use in connection with the Business Combination (the “October Investor Presentation”).

On October 2, 2026, the Company and REEcycle jointly issued a press release announcing (i) the filing of the Form S-4 pursuant to the Business Combination with REEcycle, and (ii) the October Investor Presentation. The press release is attached hereto as Exhibit 99.2 and incorporated into this Current Report by reference.

The information in this Item 7.01 (including Exhibit 99.1 and 99.2) is being furnished under Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing of HCAC under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It.

On October 1, 2026, the Company and REEcycle filed a registration statement on Form S-4 (the “Registration Statement”) with theU.S. Securities and Exchange Commission (the “SEC”). The Registration Statement includes a proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the shareholder vote in connection with the Transactions (as defined in the Business Combination Agreement), the prospectus relating to the offer of securities to be issued in connection with the Merger, and other matters to be described in the registration statement. Following the effectiveness of the Registration Statement as declared by the SEC, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, HALL CHADWICK ACQUISITION CORP.’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE JOINT PROSPECTUS/PROXY STATEMENT INCLUDED WITHIN THE REGISTRATION STATEMENT, AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH HALL CHADWICK ACQUISITION CORP.’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AGREEMENT, MERGER AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/REGISTRATION STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HALL CHADWICK ACQUISITION CORP., REECYCLE, AND THE PROPOSED TRANSACTIONS. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to the Company, Attn: Corporate Secretary, 1 North Bridge Road #18-06 High Street Centre Singapore, 179094.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation.

REEcycle, the Company, and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of the Company’s shareholders in connection with the Business Combination Agreement. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of the Company’s directors and executive officers in its filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 15, 2026, as amended on September 23, 2026, and as further amended on September 30, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Business Combination Agreement will be set forth in the proxy statement/registration statement, along with information concerning the interests of REEcycle’s and the Company’s participants in the solicitation. Such interests may in some cases be different from those of REEcycle’s or the Company’s equity holders generally. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements.

This Current Report includes “forward-looking statements” with respect to Hall Chadwick Acquisition Corp. (“HCAC”) and REEcycle Holdings, Inc. (“REEcycle”). Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Transaction, and REEcycle’s future financial or operating performance. The expectations, estimates, and projections of the businesses of HCAC and REEcycle may differ from their actual results, and consequently, you should not rely on these forward-looking statements as predictions of future events. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “project,” “budget,” “forecast,” “plan,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding REEcycle’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of the conditions to, and the timing of the completion of the Transaction. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of REEcycle and/or HCAC), and other factors which could cause actual results to differ materially from those expressed or implied by such “forward-looking statements”, and consequently, you should not rely on these forward-looking statements with respect to HCAC and REEcycle. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by REEcycle and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements; (2) the outcome of any legal proceedings that may be instituted against REEcycle, HCAC or others following the announcement of the Transaction; (3) the inability to complete the Transaction due to the failure to obtain consents and approvals of shareholders or the SEC’s declaration of the effectiveness of the Registration Statement; (4) failure to obtain financing to complete the transactions or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the transactions; (5) changes to the proposed structure of the Transaction as a result of applicable laws, regulations or conditions; (6) the risk that the Transaction disrupts current plans and operations of REEcycle; (7) projections, estimates and forecasts of revenue and other financial and performance metrics; (8) projections about industry trends and market opportunity; expectations relating to the demand for REEcycle’s services; (9) REEcycle’s ability to scale and grow its business; (10) the cash position of REEcycle following the closing; (11) the risk that the Transaction disrupts current plans and operations of REEcycle as a result of the announcement and consummation of the Transaction; (12) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of REEcycle to successfully commercialize its business, and REEcycle’s ability to source and maintain key relationships with management and key employees; (13) the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (14) costs related to the Transaction; (15) the possibility that REEcycle and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (16) risks relating to REEcycle’s anticipated operations and business; (17) the risk that REEcycle does not ever enter into any definitive agreements in connection with commercialization of its technology; (18) the risk that REEcycle is pursuing an emerging market; (19) the amount of redemption requests made by the HCAC public shareholders; and (20) other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by HCAC and/or REEcycle, including the Registration Statement, and HCAC’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the Proxy Statement/Prospectus filed after the date of this Current Report. In addition, there may be additional risks that neither HCAC nor REEcycle presently know, or that REEcycle currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, REEcycle and HCAC do not undertake any duty to update these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by REEcycle and HCAC, or any other person, that the events or circumstances described in such statement are material.

No Offer or Solicitation.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. Investors should consult with their counsel as to the applicable requirements for the Company to avail itself of any exemption under the Securities Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement

99.1	Investor Presentation, dated October 2026.

99.2	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2026	HALL CHADWICK ACQUISITION CORP.

	By:	/s/ Aaron Dominish
	Name:	Aaron Dominish
	Title:	Chief Financial Officer